INCOME TAXES - Components of deferred taxes (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2021 CNY (¥)	Jun. 30, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Deferred tax assets:
Net loss carryforward	¥ 39,072	$ 6,050	¥ 34,417
Accrued expenses	1,282	199	1,359
Provision for doubtful accounts	859	133	857
Valuation allowance	(41,213)	(6,382)	(36,633)
Deferred tax liabilities:
Long-lived assets arising from acquisition	(1,001)	(155)	(1,045)
Total deferred tax liabilities	¥ (1,001)	$ (155)	¥ (1,045)